UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025 (March 25, 2025)

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2025, Dollar Tree, Inc., a Virginia corporation (“Seller”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and between Seller and 1959 Holdings, LLC, a Delaware limited liability company (“Buyer”).

Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, all of the issued and outstanding membership interests of Family Dollar Stores, LLC, a Delaware limited liability company (the “Company”), for a purchase price of $1,007,500,000 in cash (the “Purchase Price”). As described in greater detail in the Purchase Agreement, the Purchase Price is subject to certain adjustments, including adjustments based upon the amount of cash, indebtedness, transaction expenses, and net working capital (relative to a target level of working capital) of the Company and its subsidiaries at the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Transactions”).

The Closing is subject to certain closing conditions, including (i) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any injunction or law in the United States preventing or prohibiting the Closing, (iii) subject to certain exceptions, the accuracy of the representations and warranties of each of the parties to the Purchase Agreement, and (iv) each party’s compliance with their respective covenants and agreements contained in the Purchase Agreement, in all material respects. Under the Purchase Agreement, the Closing will occur (1) on the third Business Day (as defined in the Purchase Agreement) after the date on which all closing conditions have been satisfied or waived, or (2) such other date as Seller and Buyer may agree. However, the Closing may not occur prior to June 23, 2025, unless the parties elect to waive such requirement. The Closing is not subject to a financing condition or to the approval of Seller’s stockholders. Seller expects the Closing to occur in the second quarter of 2025.

In the Purchase Agreement, the parties have made certain representations and warranties and have agreed to certain covenants relating to the Transactions, including covenants (i) by both parties to use reasonable best efforts to obtain governmental and regulatory approvals, and (ii) by Seller not to solicit or enter into certain alternative transactions with respect to the Company. From the date of the Purchase Agreement until the Closing, Seller is required to use its reasonable best efforts to conduct the business of the Company (the “Business”) in the ordinary course of business and to comply with certain covenants regarding the operation of the Business. For a period of two years following the Closing, Seller and its subsidiaries (other than the Company and its subsidiaries) will not directly or indirectly engage in certain activities competitive with the Business, on the terms and subject to the conditions specified in the Purchase Agreement. In addition and subject to certain exceptions, for a period of two years following the Closing, each of Seller and Buyer will be subject to certain non-solicitation covenants in respect of certain employees of the other party and their respective subsidiaries.

The Purchase Agreement contains customary termination rights for each of Buyer and Seller, including the right to terminate the Purchase Agreement if the Transactions have not been consummated by July 25, 2025, which date may be extended by either party to September 23, 2025 in certain circumstances where regulatory approvals remain the only conditions to Closing that have not been satisfied (the “Outside Date”).

Upon termination of the Purchase Agreement under certain specified circumstances, Buyer will be required to pay to Seller a termination fee of $55,412,500, plus certain other fees, costs and expenses of Seller. In connection with the execution of the Purchase Agreement, Brigade Capital Management, LP, a Delaware limited partnership, delivered a limited guarantee in favor of Seller guaranteeing the payment of such termination fee and certain other fees, costs and expenses of Seller.

At the Closing, Buyer and Seller, or their respective affiliates, will enter into certain ancillary agreements, including a transition services agreement pursuant to which each of Seller and Buyer will provide the other party with certain transition services for a limited period following the Closing.

Subject to certain limitations, Seller has agreed to indemnify Buyer, and Buyer has agreed to indemnify Seller, for losses arising from certain breaches of the Purchase Agreement and certain other liabilities.

The foregoing description of the Purchase Agreement, and the Transactions, is included to provide investors with information regarding its terms. It does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the Company. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about Seller, the Company, Buyer or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Seller, the Company, Buyer or any of their respective subsidiaries or affiliates. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about Seller in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Seller’s public disclosures.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they address future events, developments or results and do not relate strictly to historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as: “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “possible,” “future,” “potential,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “view”, “aspire” and variations of negatives of such terms and variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements. These statements are subject to risks and uncertainties. In particular, our forward-looking statements include statements regarding our pending sale of Family Dollar, which is subject to closing conditions and a number of adjustments to the purchase price, and which may not be completed in a timely fashion or at all, disrupt our business operations, be more difficult or costly than expected or fail to achieve the anticipated benefits. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K filed March 26, 2025 and other filings we make from time to time with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date the statement is made and we are not obligated to release publicly any revisions to any forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
2.1	Membership Interest Purchase Agreement, dated March 25, 2025, by and between Dollar Tree, Inc. and 1959 Holdings, LLC*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

March 28, 2025

	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Chief Legal Officer